                                                                    Exhibit 99.3

                           WARRANT ISSUANCE AGREEMENT


                  This Warrant Issuance Agreement dated as of April 28, 2000 is made by and among New Century Financial Corporation, a Delaware corporation (the "Company"), U.S. Bancorp, a Delaware corporation ("USB"), and U.S. Bank National Association, a national banking association and a wholly owned subsidiary of USB ("US Bank").

                  WHEREAS, the Company proposes to issue warrants as hereinafter described (the "Warrants") to purchase up to 725,000 shares (the "Warrant Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), in connection with the Subordinated Loan Agreement dated as of April 28, 2000 (the "Subordinated Loan Agreement") by and between US Bank and New Century Mortgage Corporation ("NCMC");

                  WHEREAS, the Company has taken all necessary action to permit the issuance of the Warrants and the issuance of the Warrant Shares issuable upon exercise or conversion of the Warrants; and

                  WHEREAS, the parties hereto desire to provide for the issuance of the Warrants to US Bank as herein provided and to set forth certain agreements of the Company in connection with the issuance of the warrants and other matters relating to its Common Stock.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 DEFINITIONS. In addition to the definitions set forth elsewhere herein, as used herein:

                  "AGREEMENT" shall mean this Warrant Issuance Agreement.

                  "EXPIRATION DATE" shall mean 5:00 p.m., Minneapolis time, on April 28, 2005.

                  "FIRST FUNDING DATE" shall mean such date, if any, during the second calendar quarter of 2000 that US Bank advances funds to NCMC pursuant to the Subordinated Loan Agreement.

                  "PREFERRED STOCK" shall mean the Company's Series 1998A Convertible Preferred Stock and/or the Company's Series 1999A Convertible Preferred Stock.

                  "REGISTERED HOLDER" or "HOLDER" shall mean the person in whose name any Warrant Certificate shall be registered on the books maintained by the Company.

                  "SECOND FUNDING DATE" shall mean such date, if any, during the third calendar quarter of 2000 that US Bank advances funds to NCMC pursuant to the Subordinated Loan Agreement.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "THIRD FUNDING DATE" shall mean such date, if any, during the fourth calendar quarter of 2000 that US Bank advances funds to NCMC pursuant to the Subordinated Loan Agreement.

                  "WARRANT CERTIFICATE" shall mean the certificates representing the Warrants issued as herein provided.

                  "WARRANTS" shall mean the Warrants issued pursuant to this Agreement.

                                   ARTICLE II
                   ISSUANCE OF WARRANTS; WARRANT CERTIFICATES

                  Section 2.1 ISSUANCE OF WARRANTS. Subject to the conditions and on the terms specified herein, the Company shall issue Warrants as follows:

                  (a) On the date hereof, the Company shall issue to US Bank Warrants to purchase 650,000 Warrant Shares at an exercise price of $9.5625 per Common Share with vesting to be in accordance with the following schedule:


            Number of Warrant Shares               Vesting Date
            ------------------------               ------------
                 518,750 shares                  On the date hereof
                  43,750 shares                  July 1, 2000
                  43,750 shares                  October 1, 2000
                  43,750 shares                  January 1, 2001

         Notwithstanding the foregoing, with respect to Warrants vesting after the date hereof, such Warrants will not vest nor be exercisable if as of the relevant vesting date NCMC has repaid all amounts owed to US Bank pursuant to the Subordinated Loan Agreement and the Second Amended and Restated Subordinated Promissory Note dated as of April 28, 2000 made by NCMC to US Bank. Warrants that fail to vest on the applicable vesting date in accordance with the immediately preceding sentence shall terminate as of such date and shall be of no further force and effect.

                  (b) On the First Funding Date, the Company shall issue to US Bank Warrants to purchase that number of Warrant Shares equal to the product of
(i) 75,000 times (ii) a fraction
equal to the amount funded by US Bank under the Subordinated Loan Agreement on such date divided by $10 million.

                  (c) On the Second Funding Date, the Company shall issue to US Bank Warrants to purchase that number of Warrant Shares equal to the product of
(i) 75,000 times (ii) a fraction equal to the amount funded by US Bank under the Subordinated Loan Agreement on such date divided by $10 million.

                  (d) On the Third Funding Date, the Company shall issue to US Bank Warrants to purchase that number of Warrant Shares equal to the product of
(i) 75,000 times (ii) a fraction equal to the amount funded by US Bank under the Subordinated Loan Agreement on such date divided by $10 million.

                  Section 2.2 WARRANT CERTIFICATES. The Company shall execute and deliver the Warrant Certificates in accordance with the terms of, and subject to the conditions contained in, Section 2.1. The Warrant Certificates for Warrants issued pursuant to Section 2.1(a) shall be substantially as set forth in Exhibit A hereto and Warrants issued pursuant to Sections 2.1(b), (c) and (d) shall be substantially as set forth in Exhibit B hereto. Such Warrant Certificates may have such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement. The Warrant Certificates shall be dated as of the date of their issuance.

                  Section 2.3 WARRANT TERMS AND CONDITIONS. The Warrants shall have the terms and shall be subject to the conditions set forth herein and in the form of Warrant Certificate attached hereto as Exhibit A or Exhibit B, as applicable. The exercise price per Warrant Share for any Warrant issued pursuant to Section 2.1(b), (c) or (d) hereof shall be equal to the closing price per share of Common Stock as reported on the Nasdaq Stock Market on the trading date immediately preceding the First Funding Date, the Second Funding Date or the Third Funding Date, respectively.

                  Section 2.4 EXECUTION OF WARRANT CERTIFICATES. The Warrants shall be executed on behalf of the Company by a duly authorized officer of the Company.

                                   ARTICLE III
                       EXERCISE OR CONVERSION OF WARRANTS

                  Section 3.1 EXERCISE OR CONVERSION. Any or all of the Warrants represented by each Warrant Certificate which have vested pursuant to Section
2.1 may be exercised or converted, upon the terms and subject to the conditions set forth herein and in such Warrant Certificate, at any time on or after the date of such Warrant and before the Expiration Date. Each Warrant not exercised or converted on or before the Expiration Date shall thereupon become void and all rights of the Holder thereunder and under this Agreement shall cease. In the event that less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the Expiration Date, a new Warrant

Certificate or Certificates will be issued for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered.

                  Section 3.2 TIME OF EXERCISE OR CONVERSION. Each exercise or conversion of Warrants shall be deemed to have been effective immediately prior to the close of business on the business day on which the Warrant Certificate relating to such Warrant shall have been surrendered as provided in Section 3.1 and in such Warrant Certificate. Thereafter, the Holder shall have, with respect to the Warrant Shares purchased or otherwise acquired upon exercise or conversion, all the rights and obligations of any other stockholder of the Company holding Common Stock.

                                   ARTICLE IV
                       CERTAIN OBLIGATIONS OF THE COMPANY

                  Section 4.1       PERFORMANCE BY THE COMPANY.

                  (a) The Company has reserved and shall at times keep reserved, out of the authorized and unissued capital stock of the Company, such number of Warrant Shares sufficient to provide for the exercise of the rights of purchase represented by all Warrants issued pursuant to this Agreement. The Company shall authorize and direct the transfer agent for the Common Stock (and any successor thereto, the "Transfer Agent") at all times to reserve such number of Warrant Shares as may be issuable upon exercise of outstanding Warrants under this Agreement. The Company shall provide a copy of this Agreement and each Warrant Certificate issued hereunder to the Transfer Agent. The Company shall, at its expense, use its best efforts to cause the Warrant Shares to be listed (subject to official notice of issuance) on the Nasdaq Stock Market and such other stock exchanges, if any, or markets on which the Common Stock may become listed from and after the date of issuance of such Warrants through the Expiration Date.

                  (b) The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company (i) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue the Warrant Shares upon the exercise of all Warrants from time to time outstanding, and (ii) will not (A) transfer all or substantially all of its properties and assets to any other person or entity, (B) consolidate with or merge into any other entity where the Company is not the surviving entity, or (C) permit any other entity to consolidate with or merge into the Company, where the Company is not the surviving entity, where in connection with such transfer, consolidation or merger, the Warrant Shares then issuable upon the exercise of the Warrant shall be changed into or exchanged for shares or other securities or property of any other entity unless, in any such case, the other entity acquiring such properties and assets, continuing or surviving after such consolidation or merger or issuing or distributing such shares or other securities or property, as the case may be, shall expressly assume in writing and be bound by all the terms of this Agreement and the Warrant Certificates.

                  Section 4.2 REPURCHASE OR REDEMPTION OF COMMON STOCK. The Company will not repurchase or otherwise redeem outstanding shares of its Common Stock if such repurchase or redemption would cause USB's ownership of Common Stock (assuming conversion of all shares of Preferred Stock) to exceed 24.99% of the outstanding shares of Common Stock, without the consent of USB, unless or until the Company has made provision to redeem or otherwise repurchase a sufficient number of shares of the Preferred Stock or Common Stock then held by USB such that USB's ownership of Common Stock (assuming conversion of all shares of Preferred Stock) does not exceed 24.99% of the outstanding shares of Common Stock.

                  Section 4.3 NO PREDATORY LENDING. For so long as USB owns any of the Preferred Stock or Common Stock of the Company, (i) the Company will not, and will not allow NCMC or any other subsidiary, to engage in any "predatory behaviors" (as defined in that certain letter dated April 4, 2000 from USB to the Company), and (ii) the Company will provide USB with a quarterly report, on or as soon as reasonably practicable after the last business day of each fiscal quarter, regarding the Company's and its subsidiaries' adherence to non-predatory lending practices during that fiscal quarter.

                  Section 4.4 COOPERATION; FURTHER ASSURANCES. The Company shall cooperate with USB and use its commercially reasonable efforts to take such actions, or to cause to be made such amendments to this Agreement and the agreements and certificates referred to herein, as may be reasonably requested by USB as necessary, proper or advisable under applicable regulations, policies and guidelines of the Board of Governors of the Federal Reserve System, the Office of the Comptroller of the Currency or other applicable bank regulatory authority.

                                    ARTICLE V
                      CERTAIN OTHER PROVISIONS RELATING TO
                    RIGHTS OF HOLDERS OF WARRANT CERTIFICATES

                  Section 5.1 NO RIGHTS OF HOLDERS OF COMMON STOCK. The Warrant Certificates shall be issued in registered form only. No Warrant Certificate shall entitle the Holder thereof to any of the rights of a holder of Common Stock of the Company, including, without limitation, the right to vote, to receive other distributions, to elect directors of the Company or to receive notice of or to attend the meetings of stockholders or any other proceeding of the Company.

                  Section 5.2 LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT CERTIFICATES. In case any of the Warrant Certificates shall be lost, stolen, destroyed or mutilated, the Company will issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but (a) in the case of such loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to it or (b) in the case of any such mutilation, only upon surrender to and cancellation by the Company of such Warrant Certificate.

                                   ARTICLE VI
                  TRANSFER AND EXCHANGE OF WARRANT CERTIFICATES

                  Section 6.1 TRANSFER OR EXCHANGE OF WARRANT CERTIFICATES. The Warrants, the rights thereunder and the Warrant Shares may be sold, transferred or otherwise disposed of or in any manner transferred upon the books of the Company, in whole or in part, (a) to a successor to US Bank or any affiliate of US Bank and (b) to any other person or entity, subject to the requirements of the Securities Act and any applicable state securities law. Any such transfer may be made at the principal office of the Company by the Holder of such Warrant in person or by duly authorized attorney, upon surrender of the Warrant properly endorsed. Upon surrender for transfer or exchange of any Warrant Certificate, properly endorsed, to the Company, the Company will issue and deliver to or upon the order of the Holder thereof a new Warrant Certificate of like tenor, in the name of such Holder or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct. Any Warrant Certificate surrendered for transfer or exchange shall be canceled by the Company.

                                   ARTICLE VII
                               REGISTRATION RIGHTS

                  Section 7.1 REGISTRATION RIGHTS AGREEMENT. The Warrant Shares shall be subject to the registration rights as set forth in that Amended and Restated Registration Rights Agreement dated as of April 28, 2000 (the "Registration Rights Agreement") by and between USB and the Company (subject in all cases to any restrictions or limitations set forth in Section 9 thereof).

                                  ARTICLE VIII
                                  OTHER MATTERS

                  Section 8.1 SUCCESSORS AND ASSIGNS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 8.2 NOTICES. Any notice or demand authorized by this Agreement to be given or made by the Holder of any Warrant Certificate to the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:

                  New Century Financial Corporation
                  18400 Von Karman, Suite 1000
                  Irvine, California 92612
                  Attention: Brad A. Morrice
                  Telecopy: 949-440-7033

                  Any notice pursuant to this Agreement to be given or made by the Company to the Holder of any Warrant shall be sufficiently given or made (unless otherwise specifically provided for herein) if sent by first-class or registered mail, postage prepaid, addressed to said registered Holder at his or her address appearing on the Warrant register.

                  Section 8.3 GOVERNING LAW. This Agreement and each Warrant Certificate issued hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                  Section 8.4 NO BENEFITS CONFERRED. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to any person or entity other than the Company, USB and the Holders of Warrant Certificates any legal or equitable right, remedy or claim under or by reason of this Agreement, or of any covenant, condition, stipulation, promise or agreement herein; and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, USB and its successors and the Holders of Warrant Certificates and the Registrable Securities (as defined in the Registration Rights Agreement).

                  Section 8.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 8.6 HEADINGS. The descriptive headings used in this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                  NEW CENTURY FINANCIAL CORPORATION


                                  By:_________________________________________

                                     Its:_____________________________________




                                  U.S. BANCORP


                                  By:_________________________________________

                                     Its:_____________________________________





                                  U.S. BANK NATIONAL ASSOCIATION


                                  By:_________________________________________

                                     Its:_____________________________________

                                                                       EXHIBIT A


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO NEW CENTURY FINANCIAL CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.


                        NEW CENTURY FINANCIAL CORPORATION

                                     WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK


         For value received, U. S. Bank National Association, its successors or assigns ("Holder"), is entitled to purchase from New Century Financial Corporation, a Delaware corporation (the "Company"), up to Six Hundred and Fifty Thousand (650,000) fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), or such greater or lesser number of such shares as may be determined by application of the vesting and anti-dilution provisions of this Warrant, at the price of Nine and 9/16ths dollars ($9.5625) per share, subject to adjustments as noted below (the "Warrant Exercise Price"). This Warrant, dated April 28, 2000, is issued pursuant to Section 2.1(a) of the Warrant Issuance Agreement dated as of April 28, 2000 by and between the Company and the initial Holder.

         This Warrant may be exercised as provided below at any time or from time to time prior to the close of business on April 28, 2005.

         This Warrant is subject to the following terms and conditions:

         1.       VESTING; EXERCISE.

         (a) The rights represented by this Warrant will vest and may be exercised by the Holder for the number of Warrant Shares and at the times set forth in the following schedule:

                  NUMBER OF WARRANT SHARES           VESTING DATE

                       518,750 shares                On the date hereof
                       43,750 shares                 July 1, 2000
                       43,750 shares                 October 1, 2000
                       43,750 shares                 January 1, 2001

         Notwithstanding the foregoing, with respect to Warrants with possible vesting dates after the date hereof, such Warrants will not vest nor be exercisable if, as of the relevant date, New Century Mortgage Corporation ("NCMC") has repaid all amounts owed to U.S. Bank National Association pursuant to the Subordinated Loan Agreement dated as of April 28, 2000 by and between U.S. Bank National Association and NCMC and the Second Amended and Restated Subordinated Promissory Note dated as of April 28, 2000 made by NCMC to U.S. Bank National Association. Warrants that fail to vest on the applicable vesting date in accordance with the immediately preceding sentence shall terminate as of such date and shall be of no further force and effect.

         (b) The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written election in the form set forth below, by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and by payment to the Company by cash, certified check or bank draft of the Warrant Exercise Price. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the Warrant Shares so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new warrant representing the number of Warrant Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this Warrant.

         2. WARRANT SHARES. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. ADJUSTMENT. The Warrant shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

                  (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, or if the Company effects a transaction that has a similar effect, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, or any other similar transaction shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder of this Warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as would have been issued or delivered to the holder of this Warrant if it had exercised this Warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (c) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         5.       ADDITIONAL RIGHT TO CONVERT WARRANT.

         (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of the Company's Common Stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment to the Company of the Warrant Exercise Price) that number of shares of the Company's Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the Warrant Exercise Price for a Warrant Share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of a Warrant Share immediately prior to the date of the exercise of the Conversion Right and multiplying that number by the number of Warrant Shares for which the Conversion Right is being exercised) by (y) the Fair Market Value of a Warrant Share immediately prior to the date of exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to the expiration of the Warrant, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company stating that the Holder desires to exercise the Conversion Right and specifying (i) the total number of shares with respect to which the Conversion Right is being exercised and (ii) a place and date not less than five or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 5(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder (A) a certificate or certificates for the number of shares of the Company's Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share and (B) a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

         (d) For purposes of this Section 5, Fair Market Value of a Warrant Share as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Common Stock is traded on an exchange or is quoted on Nasdaq, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

                  (ii) If the Company's Common Stock is not traded on an exchange or on Nasdaq but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

         6. TRANSFER. Subject to the requirements of federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this

Warrant properly endorsed. The bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes. The Company shall not be required to pay any tax or other charge imposed in connection with the transfer of this Warrant, and the Company shall not be required to issue or deliver any stock certificate hereunder, until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         7. REGISTRATION RIGHTS. Holder shall be entitled to the registration rights as set forth in the Amended and Restated Registration Rights Agreement dated as of April 28, 2000, subject to the limitations and restrictions set forth in Section 9 thereof.

         8. WRITING. This Warrant may not be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that the Warrant and Warrant Shares are being acquired for investment for the Holder's own account and not with a view to the distribution thereof, and that absent an effective registration statement under the Securities Act of 1933, as amended, covering the disposition of this Warrant or the Warrant Shares, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with evidence satisfactory to the Company, including, at the Company's discretion, an opinion of counsel, satisfactory to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of applicable federal and state securities laws and regulations; and the Holder consents to the Company making a notation in its records or giving to any transfer agent of this Warrant or the Warrant Shares an order to implement such restriction on transferability.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by a duly authorized officer.

Dated:  April 28, 2000


                                NEW CENTURY FINANCIAL
                                   CORPORATION


                                By
                                   -----------------------------------
                                     President

                                WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ of the shares of Common Stock of New Century Financial Corporation, to which such Warrant relates and herewith makes payment of $_________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to _______________________, whose address is set forth below the signature of the undersigned.


Dated:
      -----------------------

                                       -----------------------------
                                       Signature

                                       -----------------------------

                                       -----------------------------

                                       -----------------------------

                                       [Print Name and Address of Holder above]


If shares are to be issued other        Social Security or other Tax
than to Holder:                         Identification No.

--------------------------------        ----------------------------

--------------------------------        ----------------------------

--------------------------------        ----------------------------
[Print Name and Address of Holder above]

                               WARRANT ASSIGNMENT

                  (To be signed only upon exercise of Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing Warrant to purchase the shares of Common Stock of New Century Financial Corporation, to which such Warrant relates and appoints ____________________ attorney to transfer such right on the books of New Century Financial Corporation, with full power of substitution in the premises.


Dated:
      -----------------------

                                       -----------------------------
                                       Signature

                                       -----------------------------

                                       -----------------------------

                                       -----------------------------

                                       [Print Name and Address of Holder above]


If shares are to be issued other        Social Security or other Tax
than to Holder:                         Identification No.

--------------------------------        ----------------------------

--------------------------------        ----------------------------

--------------------------------        ----------------------------
[Print Name and Address of Holder above]

                            WARRANT CONVERSION NOTICE

            (To be signed only upon conversion of Warrant pursuant to
                                   Section 5)

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the Conversion Right as provided for in Section 5 of the foregoing Warrant, with respect to ________ of the previously unexercised shares, which shall result pursuant to the conversion provisions of Section 5 in the purchase thereunder of _______ shares of Common Stock of New Century Financial Corporation, and herewith tenders the Warrant in full payment for the purchased shares, as provided for in Section 5 of the foregoing Warrant. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the remaining balance of the unexercised shares. The undersigned hereby requests that the certificates for such shares be issued in the name of, and be delivered to _________________ whose address is set forth below the signature of the undersigned.


Dated:
      -----------------------

                                       -----------------------------
                                       Signature

                                       -----------------------------

                                       -----------------------------

                                       -----------------------------

                                       [Print Name and Address of Holder above]


If shares are to be issued other        Social Security or other Tax
than to Holder:                         Identification No.

--------------------------------        ----------------------------

--------------------------------        ----------------------------

--------------------------------        ----------------------------
[Print Name and Address of Holder above]

                                                                       EXHIBIT B


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO NEW CENTURY FINANCIAL CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.


                        NEW CENTURY FINANCIAL CORPORATION

                                     WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK


         For value received, U. S. Bank National Association, its successors or assigns ("Holder"), is entitled to purchase from New Century Financial Corporation, a Delaware corporation (the "Company"), _____________ (________) fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this Warrant, at the price of _______________ dollars ($________) per share, subject to adjustments as noted below (the "Warrant Exercise Price"). This Warrant, dated _______________, 200___, is issued pursuant to Section 2.1[(b), (c) or (d)] of the Warrant Issuance Agreement dated as of April 28, 2000 by and between the Company and the initial Holder.

         This Warrant may be exercised in full or in part at any time or from time to time after the date hereof and prior to the close of business on April 28, 2005.

         This Warrant is subject to the following terms and conditions:

         1. EXERCISE.

         The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written election in the form set forth below, by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and by payment to the Company by cash, certified check or bank draft of the Warrant Exercise Price. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the Warrant Shares so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new warrant representing the number of Warrant Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this Warrant.

         2. WARRANT SHARES. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. ADJUSTMENT. The Warrant shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

                  (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, or if the Company effects a transaction that has a similar effect, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, or any other similar transaction shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder of this Warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as would have been issued or delivered to the holder of this Warrant if it had exercised this Warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (c) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

                  (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         5. ADDITIONAL RIGHT TO CONVERT WARRANT.

         (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of the Company's Common Stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment to the Company of the Warrant Exercise Price) that number of shares of the Company's Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the Warrant Exercise Price for a Warrant Share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of a Warrant Share immediately prior to the date of the exercise of the Conversion Right and multiplying that number by the number of Warrant Shares for which the Conversion Right is being exercised) by (y) the Fair Market Value of a Warrant Share immediately prior to the date of exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to the expiration of the Warrant, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company stating that the Holder desires to exercise the Conversion Right and specifying (i) the total number of shares with respect to which the Conversion Right is being exercised and (ii) a place and date not less than five or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 5(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder (A) a certificate or certificates for the number of shares of the Company's Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share and (B) a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

         (d) For purposes of this Section 5, Fair Market Value of a Warrant Share as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Common Stock is traded on an exchange or is quoted on Nasdaq, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

                  (ii) If the Company's Common Stock is not traded on an exchange or on Nasdaq but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

         6. TRANSFER. Subject to the requirements of federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. The bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes. The Company shall not be required to pay any tax or other charge imposed in connection with the transfer of this Warrant, and the Company shall not be required to issue or deliver any stock certificate hereunder, until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

         7. REGISTRATION RIGHTS. Holder shall be entitled to the registration rights as set forth in the Amended and Restated Registration Rights Agreement dated as of April 28, 2000, subject to the limitations and restrictions set forth in Section 9 thereof.
         8. WRITING. This Warrant may not be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that the Warrant and Warrant Shares are being acquired for investment for the Holder's own account and not with a view to the distribution thereof, and that absent an effective registration statement under the Securities Act of 1933, as amended, covering the disposition of this Warrant or the Warrant Shares, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with evidence satisfactory to the Company, including, at the Company's discretion, an opinion of counsel, satisfactory to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of applicable federal and state securities laws and regulations; and the Holder consents to the Company making a notation in its records or giving to any transfer agent of this Warrant or the Warrant Shares an order to implement such restriction on transferability.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by a duly authorized officer.

Dated:______________________, 2000


                                        NEW CENTURY FINANCIAL
                                           CORPORATION


                                        By__________________________________
                                           President

                                WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ of the shares of Common Stock of New Century Financial Corporation, to which such Warrant relates and herewith makes payment of $_________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to _______________________, whose address is set forth below the signature of the undersigned.


Dated:_______________________

                                       _____________________________
                                       Signature

                                       _____________________________

                                       _____________________________

                                       _____________________________
                                       [Print Name and Address of Holder above]


If shares are to be issued other        Social Security or other Tax
than to Holder:                         Identification No.

________________________________        ____________________________

________________________________

________________________________
[Print Name and Address of Holder above]

                               WARRANT ASSIGNMENT

                  (To be signed only upon exercise of Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing Warrant to purchase the shares of Common Stock of New Century Financial Corporation, to which such Warrant relates and appoints ____________________ attorney to transfer such right on the books of New Century Financial Corporation, with full power of substitution in the premises.


Dated:_______________________


                                       _____________________________
                                       Signature

                                       _____________________________

                                       _____________________________

                                       _____________________________
                                       [Print Name and Address of Holder above]


If shares are to be issued other        Social Security or other Tax
than to Holder:                         Identification No.

________________________________        ____________________________

________________________________

________________________________
[Print Name and Address of Holder above]

                            WARRANT CONVERSION NOTICE

            (To be signed only upon conversion of Warrant pursuant to
                                   Section 5)

         The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the Conversion Right as provided for in Section 5 of the foregoing Warrant, with respect to ________ of the previously unexercised shares, which shall result pursuant to the conversion provisions of Section 5 in the purchase thereunder of _______ shares of Common Stock of New Century Financial Corporation, and herewith tenders the Warrant in full payment for the purchased shares, as provided for in Section 5 of the foregoing Warrant. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the remaining balance of the unexercised shares. The undersigned hereby requests that the certificates for such shares be issued in the name of, and be delivered to _________________ whose address is set forth below the signature of the undersigned.


Dated:_______________________

                                       _____________________________
                                       Signature

                                       _____________________________

                                       _____________________________

                                       _____________________________
                                       [Print Name and Address of Holder above]


If shares are to be issued other        Social Security or other Tax
than to Holder:                         Identification No.

________________________________        ____________________________

________________________________

________________________________
[Print Name and Address of Holder above]